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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-57741 and Form S-3 No. 333-85171) of our report dated February 4, 2000, with respect to the financial statements of Collateral Therapeutics, Inc., included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                               /s/ Ernst & Young LLP
                                        -----------------------------------
                                               Ernst & Young LLP


San Diego, California
March 24, 2000